Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)           Corporate Profile

                At September 30, 2003

•             $11.3 billion financial holding company headquartered in Minnesota;  36th largest1 public bank in the U.S. based on market cap

•             396 bank branches, including 240 full-service supermarket branches

•             1,186 EXPRESS TELLER® ATMs, 732 off-site

•    1.4 million checking accounts

•     1.5 million TCF Express Cards (11th largest U.S. Visa debit card issuer ranked by sales volume)2

                        1  Source: Thomson Financial/Carson

                        2  Source: Visa, at June 30, 2003

2.)           Corporate Profile

                At September 30, 2003

•             Bank branches located in six states

Traditional	156	Minnesota	96
Supermarket	240	Illinois	189
Total	396	Wisconsin	34
		Indiana	5
		Michigan	54
		Colorado	18

3.)           What Makes TCF® Different

•             Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services (open seven days a week, 364 days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, TCF Express Cards, phone banking, Internet banking, etc.).

•             De Novo Expansion

TCF is increasing its market share through de novo expansion: opening new branches, starting new businesses and offering new products and services.

4.)           What Makes TCF® Different

•             Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a significantly high percentage of TCF’s profits.

•             Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•             Stock Buy-Back

TCF has purchased 24.3 million shares since 1/1/98 at an average cost of $32.70 per share.

5.)           Share Repurchase Program

	Shares purchased per quarter
	1998	1999	2000	2001	2002	2003
	(000s)

First Quarter	1,127	1,738	2,396	1,562	479	757
Second Quarter	2,121	670	465	751	1,493	1,543
Third Quarter	2,370	600	105	1,297	632	344
Fourth Quarter	1,931	1,084	278	60	504	—

Total	7,549	4,092	3,244	3,670	3,108	2,644

Shares outstanding:	85,569	81,944	80,289	76,932	73,856	71,257

Average price:	$27.94	$25.93	$22.76	$40.34	$47.62	$40.82

6.)           Share Repurchase Program

•             Repurchased 343,301 shares of common stock during the 2003 third quarter at an average cost of $45.42 per share

•             Since 1/1/98,

•              TCF repurchased 24.3 million shares at an average cost of $32.70 per share

•              $794.8 million investment

•              $1.2 billion value at 9/30/03

•             At 9/30/03, 4.5 million shares remain available to purchase under board authorizations

7.)           Power Assets®

8.)           Consumer Home Equity Lending +21%*

Loan-to-value	12/99	12/00	12/01	12/02	9/03
	($ millions)

80% or less	$932.7	$971.7	$1,178.8	$1,488.5	$1,751.1
Over 80 to 90%	$570.6	$648.2	$802.1	$1,028.2	$1,264.1
Over 90 to 100%	$398.9	$486.5	$396.3	$385.0	$355.1
Over 100%	$56.5	$45.6	$66.6	$53.9	$42.7

Total	$1,959	$2,152	$2,444	$2,956	$3,413

                Portion of loans >90% of property value is $42.7 million

                *    Twelve-month growth rate

9.)           Consumer Home Equity Lending (Property Values)

Appraised Value ($000s)	12/99	12/00	12/01	12/02	9/03
	($ millions)

Over $600	$13.6	$14.0	$28.9	$64.3	$89.7
$301 - $600	$72.2	$98.9	$144.2	$290.4	$419.0
$150 - $300	$494.4	$630.2	$883.4	$1,325.1	$1,755.4
Under $150	$1,379.3	$1,409.0	$1,387.4	$1,276.1	$1,148.9

Total	$1,960	$2,152	$2,444	$2,956	$3,413

10.)         Consumer Home Equity Loans

                At September 30, 2003

•             Consumer home equity loans and lines of credit 58% variable rate (prime based) and 42% fixed rate

•             70% are closed-end loans, 30% lines of credit

•             68% are 1st mortgages, 32% are 2nd mortgages

•             Average home value of $178,000

•             Yield 6.39%

•             Over-30-day delinquency rate ..64%

•             2003 net charge-offs .10% (annualized); 2002 net charge-offs .18%; 2001 net charge-offs .17%

•             Average loan-to-value 73%

•             Average FICO score 710

11.)         Commercial Lending

	12/99	12/00	12/01	12/02	9/03
	($ millions)

Commercial Real Estate	$1,073.5	$1,371.9	$1,622.5	$1,835.8	$1,838.7
Commercial Business	$351.4	$410.4	$422.4	$440.1	$426.7

Total	$1,425	$1,782	$2,045	$2,276	$2,265

12.)         Commercial Loans

                At September 30, 2003

•             Commercial real estate — $1,839 million

•              30% apartment loans

•              21% office building loans

•              8% hotel loans

•             Commercial business — $426 million

•             Yield 5.42%

•             Over-30-day delinquency rate ..09%

•             2003 net charge-offs .05% (annualized); 2002 net charge-offs .37%; 2001 net charge-offs .01%

•             Approximately 99% of all commercial loans secured

•             CRE location mix: 90% Midwest, 10% Other

•             CRE portfolio: 16% fixed, 39% variable, 45% ARM

13.)         Leasing and Equipment Finance +12%*

	12/99	12/00	12/01	12/02	9/03
	($ millions)

Leasing and Equipment Finance	$493	$856	$957	$1,039	$1,142

                *    Twelve-month growth rate

14.)         Leasing and Equipment Finance

                At September 30, 2003

•             Equipment type — $1,142 million

•              27% manufacturing and construction

•              23% technology and data processing

•              20% specialty vehicle

•              9% trucks and trailers

•             Yield 7.45%

•             Uninstalled backlog of $158.8 million; up $18 million from year-end 2002

•             Over-30-day delinquency rate 1.04%

•             2003 net charge-offs .47% (annualized); 2002 net charge-offs .80%; 2001 net charge-offs 1.00%

15.)         Mortgage Banking

                At September 30, 2003

•             Total loans serviced - $5.2 billion

•             Weighted average note rate of 6.02%

•             Average servicing fee of 32 bps

•             MSR net book value as a multiple of fees - 3.0x

•             2003 loans funded - $2.7 billion

•             Mortgage applications in process - $354.6 million

•             MSR as a percentage of servicing portfolio - .95%

16.)         Credit Quality

17.)         Allowance for Loan & Lease Losses

	12/99	12/00	12/01	12/02	9/03
	($ millions)

Allowance for Loan & Lease Losses	$55.8	$66.7	$75.0	$77.0	$78.7
Net Charge-offs (NCO)	$26.4	$3.9	$12.5	$20.0	$6.8

As a % of Loans & Leases:
Allowance	.71%	.78%	.91%	.95%	.97%
NCO	.35%	.05%	.15%	.25%	.11	%*

                *  Annualized

18.)         Delinquencies (over 30-day)*

	12/99	12/00	12/01	12/02	9/03
	($ millions)

Delinquencies	$33.1	$58.9	$46.8	$46.3	$47.3

Delinquencies (percent)	.42%	.69%	.57%	.57%	.58%

                *     Excludes non-accrual loans and leases

19.)         Non-Performing Assets

	12/99	12/00	12/01	12/02	9/03
	($ millions)

Non-Accrual Loans and Leases	$24.1	$35.2	$52.0	$43.6	$44.3
Real Estate Owned	$10.9	$10.9	$14.6	$26.6	$22.0
Total	$35.0	$46.1	$66.6	$70.2	$66.3

Reserves/NAs:	232%	189%	144%	176%	177%
NPAs/Assets:	.33%	.41%	.59%	.58%	.59%

20.)         Credit Quality

                At September 30, 2003

•             2003 net charge-offs to average loans and leases .11% (annualized)

•             In 2002, TCF ranked the 6th best* bank in the U.S. in net charge-offs to average loans and leases; 3rd best* in 2001

•             Non-performing assets to net loans and leases .82%

•             Over-30-day delinquency rate ..58%

Commercial	.09%
Consumer	.66%
Leasing & equipment finance	1.04%
Residential real estate	.85%

                *     Source: Keefe, Bruyette & Woods, Inc. (fifty largest banks)

21.)         Retail Banking

22.)         Checking Accounts +6%*

	12/99	12/00	12/01	12/02	9/03
	(000s)

Supermarket Branches	351	428	511	565	609
Traditional Branches	681	703	738	773	815

Total	1,032	1,131	1,249	1,338	1,424

                *     Twelve-month growth rate

23.)         Fee Revenue Per Checking Account

	1999	2000	2001	2002	9/03*
	(In Dollars)

Fee Revenue per Checking Account	$168	$190	$209	$218	$233

                *     Annualized

24.)         Retail Checking Deposits +15%*

	12/99	12/00	12/01	12/02	9/03
	($ millions)

Supermarket Branches	$354	$475	$591	$695	$809
Traditional Branches	$1,387	$1,535	$1,715	$1,903	$2,107

Total	$1,741	$2,010	$2,306	$2,598	$2,916

Average Rate:	.21%	.20%	.07%	.04%	.02%

                *     Twelve-month growth rate

25.)         Retail Savings and Money Market Deposits

	12/99	12/00	12/01	12/02	9/03
	($ millions)

Money Market	$656.3	$794.2	$879.9	$791.3	$787.1
Savings	$1,039.0	$964.3	$1,113.4	$1,794.6	$1,806.9

Total	$1,695	$1,758	$1,993	$2,586	$2,594

Average Rate:	1.70%	2.29%	.81%	.78%	.35%

26.)         Banking Fees and Other Revenue1 +10%*

	1999	2000	2001	2002	9/03
	($ millions)

First Quarter	$47.9	$56.9	$65.6	$71.8	$81.6
Second Quarter	$55.2	$65.1	$74.7	$84.1	$92.6
Third Quarter	$58.2	$67.5	$75.1	$87.4	$93.8
Fourth Quarter	$58.9	$67.1	$77.6	$91.1	$—

Total	$220	$257	$293	$334	$268

                1     Consisting of fees and service charges, debit card revenue, ATM revenue, and investments and insurance commissions.

                *     YTD growth rate (‘03 vs. ‘02)

27.)         TCF Express Card Interchange Revenue +20%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$3.5	$6.0	$8.1	$10.2	$13.2
Second Quarter	$4.8	$7.1	$9.3	$11.8	$14.8
Third Quarter	$5.3	$7.5	$10.1	$12.1	$12.9
Fourth Quarter	$5.9	$8.2	$10.1	$13.1	$—

Total	$19.5	$28.8	$37.6	$47.2	$40.9

Cards (000s):	929	1,057	1,196	1,381	1,506

                *     YTD growth rate (‘03 vs. ‘02)

28.)         De Novo Branch Expansion

	1998	1999	2000	2001	2002	2003	2003 Forecast	2004 Plan
	(# of new branches opened)

Supermarket	99	34	22	21	15	3	5	6
Traditional	7	1	3	6	12	6	14	22
Total	106	35	25	27	27	9	19	28

29.)         Retail Model - Net Income*

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	($000s)

Supermarket Branch	$(185)	$(41)	$24	$91	$89	$139	$188	$215	$252	$282
Traditional Branch	$(348)	$(154)	$(15)	$90	$119	$195	$253	$279	$341	$395

Capital Expenditure:	$265,000 Supermarket branch
$2.5 million Traditional branch

                *     Excludes consumer lending

30.)         Supermarket Banking

31.)         Supermarket Deposit Growth

	12/99	12/00	12/01	12/02	9/03
	($ millions)

Deposits	$826	$1,074	$1,213	$1,518	$1,561

Average Rate:	2.24%	2.73%	1.23%	.90%	.43%

32.)         Supermarket Checking Accounts +8%*

	12/99	12/00	12/01	12/02	9/03
	(000s)

Checking Accounts	351	428	511	565	609

                *     Twelve-month growth rate

33.)         Supermarket Fee Income Growth +10%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$17.4	$23.3	$29.6	$33.3	$38.4
Second Quarter	$21.6	$28.5	$35.1	$41.3	$44.9
Third Quarter	$23.1	$30.0	$35.3	$42.2	$45.1
Fourth Quarter	$24.6	$30.2	$36.7	$43.4	$—

Total	$87	$112	$137	$160	$128

                *     YTD growth rate (‘03 vs. ‘02)

34.)         Supermarket Consumer Loans +16%*

	12/99	12/00	12/01	12/02	9/03
	($ millions)

Consumer Loans	$193	$233	$305	$369	$420

                *     Twelve-month growth rate

35.)         Internet Banking Accounts +65%*

	12/00	12/01	12/02	9/03
	(000s)

Internet Banking Accounts	30	143	255	378

                *     Twelve-month growth rate

36.)         Small Business Checking Deposits +22%*

	12/99	12/00	12/01	12/02	9/03
	($ 000s)

Small Business Checking Deposits	$196	$253	$313	$380	$452

# of accounts	58,114	69,179	79,865	91,385	100,337

                *     Twelve-month growth rate

37.)         Small Business Checking Accounts

                At September 30, 2003

•             Relationship banking offering multiple product lines to business owners

•             $452 million in 0% interest checking account deposits

•             Small business loans up to $50,000; small business administration loans up to $150,000; home equity loans up to $500,000

•             Other services — payroll services, merchant processing, brokerage accounts

•             44,000 activated small business TCF Express Cards

38.)         Campus Banking

                At September 30, 2003

•             Alliances with:

•              University of Minnesota

•              University of Michigan

•              St. Cloud State University in MN

•              Northern Illinois University - Dekalb

•              Saginaw Valley State University in MI

•             Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•             79,600 total checking accounts

•             $115.3 million in deposits

39.)         New Products and Services

•             TCF Express CoinSM Service coin counters

•             TCF Command ProtectionSM Plan

•                                          Monthly payments

•                                          Another source of fee revenue

•             Investments and Insurance Products

•                                          “Generation Advantage” life insurance product

•                                          Putnam 529 CollegeAdvantage Plan

•             Check Cashing

40.)         How We Are Doing…Financial Highlights

41.)         Diluted EPS

	1995	1996	1997	1998	1999	2000	2001	2002	2003 YTD

Diluted EPS	$0.86	$1.20	$1.69	$1.76	$2.00	$2.35	$2.70	$3.15	$2.20

42.)         Dividend History +13%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003

Dividends Paid	$.30	$.36	$.47	$.61	$.73	$.83	$1.00	$1.15	$1.30	¹

Dividends payout ratio:	35%	30%	28%	35%	36%	35%	37%	37%	42	%²

                10-year compounded annual growth rate 21%

                3rd Best of the Top 50 Banks

                *     Annual growth rate (‘03 vs. ‘02)

                1     Annualized, subject to Board of Directors approval

                2     Based on analysts’ average diluted EPS estimate of $3.09

43.)         Net Income

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$37.3	$40.7	$48.2	$56.3	$60.1
Second Quarter	$41.0	$46.7	$52.0	$58.0	$60.3
Third Quarter	$42.8	$46.7	$52.9	$58.9	$36.0
Fourth Quarter	$45.0	$52.2	$54.2	$59.8	$—

Total	$166	$186	$207	$233	$156

44.)         Net Interest Income

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$104.8	$106.8	$113.8	$124.5	$122.4
Second Quarter	$106.7	$110.2	$119.3	$124.3	$119.8
Third Quarter	$106.6	$110.7	$122.4	$123.8	$119.9
Fourth Quarter	$106.1	$110.8	$125.7	$126.6	$—

Total	$424	$439	$481	$499	$362

Net Interest Margin:	4.47%	4.35%	4.51%	4.71%	4.49%
					YTD

45.)         Interest Rate Risk Management

                Cumulative One Year Positive Gap

	9/02	12/02	3/03	6/03	9/03
	($ millions)

Adjusted Gap	$1,333	$1,110	$834	$1,111	$500

Adjusted Gap as a % of Total Assets	11.1%	9.1%	6.9%	9.4%	4.4%

46.)         Securities Available for Sale and Residential Portfolios

Quarterly Average Balance	9/02	12/02	3/03	6/03	9/03
	($ millions)

Securities available for sale portfolio balance*	$1,935	$2,288	$2,341	$2,032	$1,697
Residential portfolio balance	2,126	1,845	1,680	1,487	1,345
Total	$4,061	$4,133	$4,021	$3,519	$3,042

                *     Based on historical amortized cost

47.)         Financial Highlights

($ millions, except per-share data)	Year-To-Date
	2003	2002	Change
Net interest income	$362.1	$372.6	(3)%
Fees & other revenue:
Banking	268.0	243.3	10%
Other	47.9	56.6	(15)%
Total fees and other revenue	315.9	299.9	5%
Gains on sales of securities	32.8	8.7	N.M.
Gains (losses) on termination of debt	(44.3)	—	N.M.
Gains on sales of branches	—	2.0	N.M.
Total non-interest income	304.4	310.6	(2)%
Total revenue	666.5	683.2	(2)%
Provision	8.5	17.9	(53)%
Non-interest expenses	417.9	398.0	5%
Net income	$156.4	$173.2	(10)%

Diluted EPS	$2.20	$2.33	(6)%
ROA	1.76%	2.03%	(27	)bps
ROE	22.04%	25.43%	(339	)bps

                N.M.  Not meaningful

48.)         Power ProfitsSM

Average Balance ($ millions)		YTD 2003
	Balance	Income*	%
Commercial Lending	$2,300	$20,211	11%
Consumer Lending	3,439	35,088	19
Leasing and Equipment Finance	1,075	20,597	11
Mortgage Banking	300	1,352	1
Total Power Assets®	$7,114	77,248	42

Traditional Branches (156)	$6,268	52,185	28
Supermarket Branches (240)	1,567	19,753	11
Total Power Liabilities®	$7,835	71,938	39
Total Power Assets & Liabilities		149,186	81
Equity		18,745	10
Total Power Businesses		167,931	91
Treasury Services and Other		17,333	9
Subtotal		185,264	100%

Debt Prepayments		(28,882)
Net Income		$156,382

                *  Profit center net income ($ in 000s)

49.)         TCF vs. Top 50 Banks*

                Quarter Ended June 30, 2003

	TCF[1]	Top 50 Banks Average
ROA	2.04%	1.37%

	TCF[2]	Top 50 Banks Average
ROA	25.17%	16.32%

                1  TCF ranked #3

                2  TCF ranked #3

                *  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/03

                Source:  Citigate Financial Intelligence

50.)         TCF vs. Top 50 Banks*

                Quarter Ended June 30, 2003

	TCF[1]		Top 50 Banks Average
Net Charge-Offs	16	bps	71	bps

                1  TCF ranked #5

                *  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/03

                Source:  Citigate Financial Intelligence

51.)         TCF vs. Top 50 Banks*

                Quarter Ended June 30, 2003

	TCF	Top 50 Banks Average
Net Interest Margin	4.45%	3.64%

	TCF		Top 50 Banks Average
Price/Estimated EPS	12.94	x	13.24	x

                *  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/03

                Source:  Citigate Financial Intelligence

52.)         Return to Shareholders1 +18%*

	Index Value
Period Ending	12/31/92	12/31/93	12/31/94	12/31/95	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	9/30/03

TCF Financial Corporation	$100.00	$119.78	$149.60	$246.31	$329.98	$524.74	$382.17	$403.79	$745.24	$821.60	$766.44	$617.90
S&P 500	$100.00	$110.08	$111.53	$153.44	$188.52	$257.40	$323.21	$391.23	$355.59	$313.36	$243.77	$260.56
SNL All Bank & Thrift Index	$100.00	$110.97	$108.52	$168.94	$234.17	$444.05	$381.57	$365.04	$440.98	$447.49	$420.48	$436.62

[1]	Assumes $100 invested December 31, 1992 with dividends reinvested
*	Annualized return since 12/31/92

                Source:  SNL Securities LC

53.)         Cautionary Statement

This presentation contains “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins, which could be impacted by lower prepayment rates in a period of rising interest rates; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc. may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage banking business, which could adversely affect earnings; results of litigation, including reductions in debit card revenues resulting from settlement of litigation brought by Wal-Mart and other retail merchants against VISA®, USA, or other significant uncertainties.  Investors should consult TCF’s Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

54.)         NYSE: TCB

                The Leader In Convenience Banking

                Stock Price Performance

                (In Dollars)

Year-Ending	Stock Price	Dividends Paid
Dec-92	$7.25	$.12
Dec-93	$8.50	$.17
Dec-94	$10.31	$.25
Dec-95	$16.56	$.30
Dec-96	$21.75	$.36
Dec-97	$33.94	$.47
Dec-98	$24.19	$.61
Dec-99	$24.88	$.73
Dec-00	$44.56	$.83
Dec-01	$47.98	$1.00
Dec-02	$43.69	$1.15
Sep-03	$47.95	$1.30	(annualized)

55.)         Appendix

56.)         Retail Distribution Growth

	12/97	12/98	12/99	12/00	12/01	12/02	9/03
	(# of branches)

Branches	221	311	338	352	375	395	396

Branch Openings:	19	106	35	25	27	27	9

                Anticipate opening an additional 10 new branches during the fourth quarter of 2003.

57.)         Supermarket Branch Growth

	12/97	12/98	12/99	12/00	12/01	12/02	9/03
	(# of branches)

Supermarket Branches	63	160	195	213	234	244	240

Branch Openings:	15	99	34	22	21	15	3

58.)         Risk Based Capital

	9/02	12/02	3/03	6/03	9/03
	($ millions)

Actual	$829	$851	$864	$844	$847
Minimum Requirement	$615	$622	$623	$620	$612
Well Capitalized Requirement	$769	$777	$779	$775	$765

Tier 1:	9.78%	9.96%	10.09%	9.88%	10.05%
Total:	10.77%	10.95%	11.09%	10.88%	11.08%

59.)         Power Assets®

	TCF Bank
	MN	Lakeshore	MI	CO	Consolidated
	($ millions)
September 30, 2003:
Consumer	$1,395	$1,273	$616	$172	$3,456
Change*	21%	21%	13%	37%	20%
Commercial Real Estate	666	546	627	—	1,839
Change*	(5)%	20%	1%	—%	3%
Commercial Business	218	129	80	—	427
Change*	7%	30%	(40)%	—%	(2)%
Leasing & Equipment Finance	—	—	—	—	1,142
Change*	—%	—%	—%	—%	12%
Total	$2,279	$1,948	$1,323	$172	$6,864
Change*	11%	22%	2%	37%	12%

                *   Change from September 30, 2002

60.)         Leasing and Equipment Finance

                Power Assets®

($000s)
	9/30/2003	12/31/2002	Change
Technology and data processing	$258,048	$291,091	$(33,043)
Specialty vehicles	223,271	149,997	73,274
Manufacturing	185,054	140,014	45,040
Construction	122,056	87,857	34,199
Trucks and trailers	97,694	113,587	(15,893)
Furniture and fixtures	55,848	62,153	(6,305)
Printing	37,467	31,181	6,286
Material handling	27,003	24,749	2,254
Medical	25,172	23,378	1,794
Aircraft	23,933	23,420	513
Other	86,548	91,613	(5,065)
Total	$1,142,094	$1,039,040	$103,054

61.)         Leasing and Equipment Finance

                Summary of Operations

	For the Nine Months Ended
	September 30,
($ 000s)	2003	2002	Change
Net interest income	$33,557	$30,734	$2,823
Provision for credit losses	6,259	6,895	(636)
Non-interest income	35,716	39,950	(4,234)
Non-interest expense	30,391	30,023	368
Pre-tax income	32,623	33,766	(1,143)
Income tax expense	12,026	12,278	(252)
Net Income	$20,597	$21,488	$(891)

ROA	2.45%	2.82%

62.)         Leasing and Equipment Finance

                Credit Quality

Over 30-day delinquency as a percentage of portfolio at:	9/30/2003	12/31/2002
Middle market	.88%	1.26%
Winthrop	—	—
Wholesale	1.52	.42
Small ticket	.72	.41
Leveraged leases	—	—
Subtotal	.74	.61
Truck and trailer	6.31	4.72
Total	1.04	1.00

63.)         Net Charge-offs

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$9.3	$—	$0.9	$8.7	$1.9
Second Quarter	$6.8	$1.2	$3.9	$5.0	$3.2
Third Quarter	$7.3	$0.7	$2.1	$3.1	$1.7
Fourth Quarter	$3.0	$2.0	$5.6	$3.2	$—

Total	$26.4	$3.9	$12.5	$20.0	$6.8

NCOs/Avg. Loans & Leases (annualized):	.35%	.05%	.15%	.25%	.11%

64.)         Net Charge-offs by Business Line

($000s)	3Q03	3Q02
	$ %*	$ %*
Consumer	$685.08%	$1,023.15%
Commercial real estate	60.01	69.02
Commercial business	38.03	407.37
Leasing and equipment finance:
Leasing and equipment finance without truck and trailer	822.31	1,337.60
Truck and trailer	12.07	230.78
Total leasing and equipment finance	834.30	1,567.62
Subtotal	1,617.10	3,066.21
Residential real estate	71.02	30.01
Total	$1,688.08	$3,096.15

                *  Annualized

65.)         TCF Express Card

•             11th largest U.S. Visa debit card issuer1

•             8.4 million average transactions per month in 3Q03

•             19% increase in the number of customer purchases2

•             11% increase in the number of TCF Express Cards2

•             Interchange revenue of $12.9 million in 3Q03, an increase of 7%2

•             Percentage of active Express Card users was 54.3% in 3Q03, up from 53.3% in 3Q02

•             Average number of transactions per month increased to 12.7 in 3Q03, up from 11.8 in 3Q02

                1   Source:  Visa, at June 30, 2003;  ranked by sales volume

                2   3Q03 vs. 3Q02

66.)         Total Market Returns*

                At September 30, 2003

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	16.67%	11.19%	22.47%	19.92%
S&P Bank Composite	11.64%	2.46%	3.18%	10.08%
S&P MidCap Index	26.81%	(.71)%	11.96%	12.82%
Dow Jones Industrial Average	24.74%	(2.63)%	5.27%	12.27%
S&P 500 Index	24.39%	(10.13)%	1.00%	10.05%

                *   Assumes dividend reinvestment

                Source:  SIT Investment Associates, Inc.

                Glossary of Terms

                Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

                Fee Revenue Per Retail Checking Account

Total fees associated with usage of retail and small business checking accounts divided by the average number of retail and small business checking accounts.

                Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

                Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

                Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

                Power Liabilities®

Core checking, savings, money market and certificate deposits.

                Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

                Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.